UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WAYFAIR INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

wayfair®

2022 Notice of Special Meeting of Stockholders and Proxy Statement

WAYFAIR INC.
4 COPLEY PLACE, BOSTON, MA 02116
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 13, 2022
To the Stockholders of Wayfair Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders, or Special Meeting, of Wayfair Inc., a Delaware corporation, will be held on Thursday, October 13, 2022 at 9:00 a.m. eastern time. The Special Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/wayfair2022SM and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).
The sole purpose of the Special Meeting is to approve an amendment to Wayfair Inc.’s 2014 Incentive Award Plan, or 2014 Plan, to increase the aggregate number of shares of Class A common stock authorized for issuance under the 2014 Plan by 5,000,000 shares to 29,366,556 shares (Proposal No. 1).

The foregoing items of business are more fully described in the Proxy Statement. Pursuant to Wayfair Inc.’s Amended and Restated Bylaws, no business may be transacted at the Special Meeting other than the business specified in this Notice of Special Meeting of Stockholders.

Only stockholders who owned our Class A common stock or Class B common stock at the close of business on August 22, 2022 can vote at the Special Meeting or any adjournments or postponements that take place. All stockholders are cordially invited to attend the virtual Special Meeting.

Our board of directors, or Board, recommends that you vote FOR the approval of an amendment to the 2014 Plan as described in Proposal No. 1.
We are pleased to continue utilizing the Securities and Exchange Commission, or SEC, rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about August 29, 2022, we will mail to our stockholders of record as of August 22, 2022 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice Regarding the Availability of Proxy Materials, or Notice, with instructions for accessing the proxy materials and voting over the Internet, by telephone or mobile device or by mail. The Notice also provides information on how stockholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials.
Your vote is very important. Whether or not you plan to attend the virtual Special Meeting, we encourage you to read our proxy materials and submit your proxy or voting instructions as soon as possible over the Internet, by telephone or mobile device or by phone.

By Order of the Board of Directors,

Boston, Massachusetts	Enrique Colbert
August 29, 2022	General Counsel and Secretary

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WAYFAIR INC.
4 COPLEY PLACE, BOSTON, MA 02116
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 13, 2022
We have provided this Proxy Statement and a Proxy Card to you on the Internet or, upon your request, have delivered those proxy materials to you, because the board of directors, or Board, of Wayfair Inc. is soliciting your proxy to vote at the Special Meeting of Stockholders, or Special Meeting, to be held on October 13, 2022 at 9:00 a.m. eastern time. Unless the context otherwise requires, references to “Wayfair,” “the company,” “we,” “us,” and “our” refer to Wayfair Inc. The Special Meeting will be held virtually, conducted via live audio webcast, at www.virtualshareholdermeeting.com/wayfair2022SM. Be sure to have your 16-digit control number (included in the Notice of Availability of Proxy Materials mailed to you) in order to access the Special Meeting.
This Proxy Statement summarizes information about the proposal to be considered at the Special Meeting and other information you may find useful in determining how to vote.
The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
We are mailing the Notice Regarding the Availability of Proxy Materials, or the Notice, to our stockholders of record as of August 22, 2022, or the Record Date, on or about August 29, 2022. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of shares of our Class A common stock and Class B common stock as of the Record Date.
Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

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INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We are providing the Proxy Statement and Proxy Card to you on the Internet or, upon your request, by mail, in connection with the Special Meeting. As a stockholder, you are invited to attend the Special Meeting, which is being held virtually on the Internet, conducted via live audio webcast, and are requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the Internet, by telephone or mobile device or by mail.
How can I access the proxy materials over the Internet?
The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares, and request electronic delivery of future proxy materials. An electronic copy of the Proxy Statement is available at www.proxyvote.com.
How can I request a paper or email copy of the proxy materials?
If you want to receive a paper or e-mail copy of these proxy materials, you must request it. There is no charge for requesting a copy. Please choose one of the following methods to make your request:
1.By Internet: www.proxyvote.com
2.By Telephone: 1-800-579-1639
3.By E-Mail: sendmaterial@proxyvote.com
Please make the request as instructed above on or before September 29, 2022 to facilitate timely delivery.
Can I attend the Special Meeting in person?
We will be hosting the Special Meeting via live audio webcast on the Internet. You will not be able to attend the meeting in person. Any stockholder can listen to the Special Meeting live via the Internet at www.virtualshareholdermeeting.com/wayfair2022SM, where you can also vote online. The webcast will start at 9:00 a.m. eastern time on October 13, 2022. Stockholders may vote while connected to the Special Meeting on the Internet. In order to do so, you will need the 16-digit control number included on the Notice mailed to you. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. If you encounter difficulties accessing the Special Meeting, please call the technical support number that will be posted on the registration page for the Special Meeting website.
Who can vote at the Special Meeting?
Only holders of record of our Class A common stock and Class B common stock on the Record Date will be entitled to vote at the Special Meeting. At the close of business on August 22, 2022, we had 80,648,771 shares of Class A common stock and 25,691,397 shares of Class B common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one (1) vote for each share held as of the above Record Date. Holders of our Class B common stock are entitled to ten (10) votes for each share held as of the above Record Date. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement.
What am I being asked to vote on?
You are being asked to vote on one (1) proposal: Proposal No. 1—the approval of the Amendment to our 2014 Incentive Award Plan.

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How do I vote?
Stockholder of Record (Shares Registered in Your Name)
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods below to ensure your vote is counted. To vote by any of these methods, read this Proxy Statement, have your Notice, Proxy Card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.

By internet	By phone	By mail	By scanning
Before the Special Meeting - go to www.proxyvote.com During the Special Meeting - go to www.virtualshareholdermeeting.com/wayfair2022SM	From the United States, U.S. territories and Canada: call 1-800-690-6903	If you received a paper copy of the proxy materials by mail, mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope	Scan the QR code using your mobile device to vote via the ProxyVote app
Beneficial Owner (Shares Registered in the Name of Broker, Bank or Other Agent)
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid Proxy Card from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a Proxy Card.
Who counts the votes?
Broadridge Investor Communication Solutions, Inc. has been engaged as our independent agent to tabulate stockholder votes, or Inspector of Elections. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Elections, who will separately count “For”, “Against”, and “Abstain” votes and broker non-votes.

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What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Is the proposal considered “routine” or “non-routine?”
The approval of the Amendment to our 2014 Incentive Award Plan (Proposal No. 1) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1.
How many votes are needed to approve the proposal?
With respect to Proposal No. 1, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
How many votes do I have?
On each matter to be voted upon, you have one (1) vote for each share of Class A common stock you own as of the Record Date and ten (10) votes for each share of Class B common stock you own as of the Record Date.
What if I complete a Proxy Card but do not make specific choices?
If we receive a proxy instruction from you over the Internet, by telephone or mobile device or by mail that does not specify how your shares are to be voted, your shares will be voted “For” the approval of the Amendment to our 2014 Incentive Award Plan.

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Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must vote pursuant to the instructions on each Notice.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three (3) ways:
•You may submit another properly completed proxy with a later date over the Internet, by telephone or mobile device or by mail.
•You may send a written notice that you are revoking your proxy to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.
•You may attend the Special Meeting via the Internet and vote online. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for the 2023 Annual Meeting of Stockholders?
If you are interested in submitting a proposal for potential inclusion in the proxy statement for our 2023 Annual Meeting of Stockholders, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than December 13, 2022. However, if the 2023 Annual Meeting of Stockholders is held before April 24, 2023 or after June 23, 2023, then we must receive your stockholder proposal or information about your proposed director candidate at the address noted below a reasonable time before we begin to print and mail our proxy materials for the 2023 Annual Meeting of Stockholders.
If you wish to present a proposal at the 2023 Annual Meeting of Stockholders, but do not wish to have the proposal considered for inclusion in our proxy statement and proxy card, you must also give written notice at the address noted below. We must receive this required notice by February 23, 2023, but no sooner than January 24, 2023. However, if our 2023 Annual Meeting of Stockholders is held before April 24, 2023 or after July 23, 2023, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2023 Annual Meeting and no later than the close of business on the later of (1) the 90th day prior to the 2023 Annual Meeting of Stockholders and (2) the 10th day following the date on which public disclosure was made of the date of the 2023 Annual Meeting of Stockholders. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 25, 2023.
Any proposals should be sent to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Special Meeting. On the Record Date, there were 80,648,771 shares of Class A common stock and 25,691,397 shares of Class B common stock outstanding and entitled to vote. A quorum will be present if stockholders holding a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote are present at the Special Meeting or represented by proxy.

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Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Special Meeting via the Internet. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Special Meeting or a majority in voting power of the shares entitled to vote at the Special Meeting and present or represented by proxy, may adjourn the Special Meeting to another time or place.
How can I find out the results of the voting at the Special Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission, or SEC, within four business days after the Special Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

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PROPOSAL NO. 1 APPROVAL OF THE AMENDMENT TO THE 2014 INCENTIVE AWARD PLAN
Overview and Rationale
On August 16, 2022, upon the recommendation of the compensation committee, our Board approved Amendment No. 1 to the 2014 Plan (as amended, the “Amended Plan”), subject to approval from our stockholders at the Special Meeting. The Amended Plan will increase the number of shares of Class A common stock authorized for issuance under the 2014 Plan by 5,000,000 shares (the “Share Increase”). A copy of the 2014 Plan is attached hereto as Annex A and Amendment No. 1 to the 2014 Plan is attached hereto as Annex B, each of which is incorporated herein by reference.
We operate in a highly competitive talent market and our future success depends to a great extent on our continuing ability to attract, develop, motivate and retain highly qualified and skilled employees, particularly mid-level managers, engineers and merchandising and technology personnel. Qualified individuals are in high demand, and the market for such positions in the Boston area and other cities in which we operate is extremely competitive. The talent, experience and aptitude that our employees have makes them attractive candidates that are often subject to significant ongoing recruiting efforts by other companies. Given this continuously competitive environment, our compensation program is designed to be competitive with those companies with whom we compete for talent and to strengthen our ability to attract and retain excellent employees.
Our compensation philosophy is weighted towards providing broad-based equity incentive awards, in addition to salary or wages, as we believe this helps to retain employees and aligns their interests with those of our stockholders by allowing them to participate in the longer-term success of Wayfair. Our outside director compensation program is also equity-driven, consisting entirely of restricted stock unit awards, and the majority of our executive officers’ compensation is in the form of equity awards, the value of which depends entirely on the price of our common stock. While salary or wages are intended to meet our employees’ near-term liquidity needs, we believe that equity awards motivate our employees to contribute to our long-term success. We believe that compensation should motivate individuals to achieve sustainable stockholder value rather than to simply remain at Wayfair or maintain the status quo. The potential for appreciation in the price of our common stock also creates an opportunity for employees to think of themselves as owners of Wayfair.
We believe the Share Increase is necessary for us to continue to offer a competitive broad-based equity incentive program that enables us to recruit, motivate and retain talented and highly qualified employees and directors who are critical to our investment plans and our ability to successfully operate our business. If we were unable to continue to grant competitive equity awards, we may be required to offer additional cash-based incentives as a means of competing for talent. This could have a significant effect on our financial and operating results, put us at a competitive disadvantage in the market for talent and will reduce the alignment between the interests of our employees and those of our stockholders.
In determining the size of the Share Increase under the Amended Plan, our Board and compensation committee worked with management and an independent compensation consultant to evaluate a number of factors, including our corporate strategy and compensation needs, our compensation philosophy of broad-based eligibility for equity incentive awards, our recent and projected share usage, share usage at peer companies and the total potential dilution of the proposed Share Increase. The Board and compensation committee believe that approving an additional 5,000,000 shares for issuance under the Amended Plan is appropriate and in the best interests of stockholders given the highly competitive environment in which we compete for talent, the recent volatility in the capital markets and its impact on our stock price, and our projected share usage. However, estimating our future share needs is challenging, particularly under current market conditions, as our estimates are based on our current internal modeling and depend on a number of factors that are difficult to predict or are beyond our control, including market conditions, competition for talent, our future financial and operating performance, our hiring needs, the amount of forfeitures of outstanding awards, and the future price of our common stock. We therefore intend to reevaluate our compensation needs and projected share usage in the first half of 2023 and determine if at our 2023 Annual Meeting of Stockholders an additional share request is necessary or whether we seek approval of a new equity incentive plan since the 2014 Plan is set to expire in 2024.

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Shares Available and Outstanding Awards
As of August 10, 2022, 808,037 shares of Class A common stock were available for issuance under the 2014 Plan, which is the only equity plan under which awards may currently be granted. We expect that these shares will be insufficient to make awards to new hires, directors and existing employees for the remainder of 2022 and for 2023. As of August 10, 2022, there were approximately 7,776,334 outstanding unvested full value awards with time-based vesting. Other than the foregoing, no awards were outstanding under our equity compensation plans as of August 10, 2022.
The closing price of our Class A common stock as reported by the New York Stock Market on August 10, 2022 was $65.03.
Equity Award Practices
The Board adopted the 2014 Plan to grant cash and equity incentive awards to eligible participants in order to attract, motivate and retain talent. Our compensation philosophy is weighted towards providing broad-based equity incentive awards, linking the interests of those employees with those of our stockholders and motivating our employees to act as owners of the business. The number of equity awards to be granted under the 2014 Plan each year is estimated internally based on hiring expectations and internal modeling using a forecasted “planning price” of our common stock. Wayfair uses these planning prices to aid in establishing the expectations for the burn rate of the 2014 Plan. The compensation committee carefully monitors our annual net share usage, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, motivate and retain our employees. As shown in the Burn Rate table below, our three-year average gross burn rate for the 2019-2021 period was 3.4%, or 2.0% on a net basis.
As a result of the recent volatility in our common stock price and the broader capital markets, we have issued awards of common stock under the 2014 Plan at a rate in excess of what was anticipated, and we need more shares to provide competitive equity awards. While we have considered alternatives to the issuance of equity awards, our compensation committee believes equity awards are the most effective mechanism for creating long-term incentives for value generation. Further, a reduced equity compensation element would put us at a competitive disadvantage in the talent market, and it would also hamper our ability to align our compensation with long-term stockholder value creation. As a result, and in order to continue to recruit and retain the employees, officers and directors needed to move Wayfair’s business forward, the Board approved the Amended Plan and the Share Increase to meet Wayfair’s compensation needs and recommends that shareholders vote in favor of this Proposal 1.

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Burn Rate
The following table sets forth information regarding historical awards granted during 2019, 2020 and 2021, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2019	2020	2021	Three-Year Average
Stock Options Granted	0	0	0
Full-Value Awards Granted	4,420,948	2,441,898	3,094,056
Total Awards Granted (1)	4,420,948	2,441,898	3,094,056
Weighted average common shares outstanding during the fiscal year	92,200,000	95,824,983	103,855,575
Annual Gross Burn Rate (2)	4.8%	2.5%	3.0%	3.4%
Annual Net Burn Rate (3)	3.2%	0.9%	1.8%	2.0%
(1)Total Awards Granted represents the sum of Stock Options Granted and Full-Value Awards Granted.
(2)Gross burn rate uses Total Awards Granted.
(3)Net burn rate uses Total Awards Granted less cancellations and forfeitures.

Summary of the Amended 2014 Plan
Administration. The Amended Plan will continue to be administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The administrator of the Amended Plan is authorized to exercise its discretion to reduce the exercise price of outstanding stock options and stock appreciation rights or effect the repricing of such awards through cancellation in exchange for cash or other awards without stockholder consent. Subject to certain limitations and guidelines, the Board or the compensation committee may delegate to a committee of one or more members of the Board or one or more officers of the company the authority to grant or amend awards under the Amended Plan or to take other administrative action for individuals who are not subject to Section 16 of the Exchange Act or officers or directors to whom authority to grant or amend awards has been delegated.
Eligibility; Plan Limits. The maximum number of shares of Class A common stock that may be issued under the Amended Plan is the sum of (i) 13,603,066 shares of Class A common stock, (ii) any shares of Class B common stock that are subject to awards granted under the Wayfair LLC Second Amended and Restated 2010 Incentive Plan, or the Prior Plan, that are forfeited, lapse unexercised or are settled in cash and that are not issued under the Prior Plan after the effective date of the 2014 Plan and (iii) an annual increase (“evergreen”) on the first day of each calendar year beginning on January 1, 2016 and ending on and including January 1, 2024 equal to the lesser of (A) 2,500,000 shares, (B) 2% of the aggregate number of shares of our Class A and Class B common stock outstanding on the final day of the immediately preceding calendar year and (C) such smaller number of shares as determined by the Board. All of our officers, employees, non-employee directors and consultants are eligible to participate in the Amended Plan, subject to the discretion of the administrator. As of August 10, 2022, approximately 19,375 individuals were eligible to participate in the 2014 Plan, which includes six (6) executive officers, 19,362 employees who are not executive officers, seven (7) non-employee directors and zero (0) consultants. There are certain limits on the number of awards that may be granted under the Amended Plan. For example, no more than 8,603,066 Shares of Class A common stock may be granted in the form of incentive stock options.
Non-Employee Director Compensation Limit. The Amended Plan provides that the value of all awards awarded under the Amended Plan to any non-employee director as compensation for services as a non-employee director in any calendar year shall not exceed $1,000,000.

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Types of Awards. The Amended provides for the grant of the following types of awards:
•Stock Options. The Amended Plan permits the granting of (1) options to purchase Class A common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Wayfair and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The exercise price of each option may not be less than 100% of the fair market value of the Class A common stock on the date of grant unless otherwise determined by the administrator. In the case of an incentive stock option that is granted to a 10% owner, the exercise price of such incentive stock option shall be not less than 110% of the fair market value on the grant date. Fair market value for this purpose is determined by reference to the closing price of the shares of Class A common stock on the New York Stock Exchange.

◦The term of each option is fixed by the administrator and generally may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the administrator. In general, unless otherwise permitted by the administrator, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or, subject to the consent of the administrator, pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, unless the option has been disposed of pursuant to a domestic relations order.

◦Upon exercise of options, the option exercise price must be paid in full by the method or methods determined by the administrator, including: (i) cash or check, (ii) shares of Class A common stock having a fair market value equal to the payment required and held for such period of time as may be required by the administrator in order to avoid adverse accounting consequences, (iii) delivery of a written or electronic notice that the holder has placed a market sell order with a broker acceptable to Wayfair with respect to shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required, or (iv) any other form of legal consideration acceptable to the administrator in its discretion.

◦To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

•Restricted Stock Awards. The Amended Plan permits the grant of restricted stock awards, subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends but, in the discretion of the administrator, extraordinary dividends payable with respect to a restricted stock award shall be subject to the same restrictions as the underlying restricted stock award.

•Restricted Stock Units. The Amended Plan permits the grant of restricted stock units in such amounts and subject to such terms and conditions as determined by the administrator. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified vesting period.

•Performance Awards. The Amended Plan permits the grant of performance awards, including awards of performance stock units and other awards determined in the administrator’s discretion from time to time. The value of performance awards may be linked to the attainment of the performance goals or other specific criteria, whether or not objective, determined by the administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the administrator.

•Dividend Equivalents. The Amended Plan permits the grant of dividend equivalent rights, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of

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Class A common stock. Dividend equivalent rights may be converted to cash or additional shares of Class A common stock by such formula and at such time and subject to such restrictions and limitations as may be determined by the administrator.

•Stock Payments. The Amended Plan permits the grant of stock payments. The number or value of shares of any stock payment shall be determined by the administrator and may be based upon one or more performance goals or any other specific criteria, including service to Wayfair or any of its subsidiaries. Shares of Class A common stock underlying a stock payment that is subject to a vesting schedule or other conditions or criteria set by the administrator shall not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation.

•Stock Appreciation Rights. The Amended Plan permits the grant of stock appreciation rights, subject to such conditions and restrictions as the administrator may determine. Stock appreciation rights entitle the recipient to shares of Class A common stock, cash or a combination of both equal to the value of the appreciation in the stock price over the exercise price. Unless otherwise determined by the administrator, the exercise price of a stock appreciation right may not be less than the fair market value of the shares of Class A common stock on the date of grant. The term of a stock appreciation right generally may not exceed ten years.
Change in Control Provisions. In the event of a dividend or other distribution, Change in Control (as defined in the Amended Plan), reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction, as determined by the administrator, each a Corporate Transaction, or any unusual or nonrecurring transactions or events affecting Wayfair or any of its subsidiaries, or the financial statements of Wayfair or any of its subsidiaries, or of changes in applicable law or accounting principles, the administrator, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions whenever the administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan or with respect to any award under the Amended Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles: (i) provide for either (A) termination of any such award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise or vesting of such award or (B) the replacement of such award with other rights or property selected by the administrator, in its discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise or vesting of such award; (ii) provide that such award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price) outstanding awards and awards that may be granted in the future; (iv) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby; and (v) provide that the award will terminate and cannot vest, be exercised or become payable after such event.
Equity Restructuring. In the event of a Corporate Transaction that affects the Class A common stock such that an adjustment is determined by the administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan or with respect to any award thereunder, the administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Amended Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the number and kind of shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors; (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding awards under the Amended Plan.
Tax Withholding. Participants in the Amended Plan are responsible for the payment of any federal, state, local or foreign taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Company or any of its subsidiaries shall have the authority and right to deduct or withhold, or require the holder to remit to us, an amount sufficient to satisfy federal, state, local and foreign taxes

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required by law to be withheld with respect to any taxable event arising as a result of the Amended Plan. The administrator, in its discretion, may withhold, or allow a holder to elect to have Wayfair withhold, shares otherwise issuable under an award, which, unless otherwise determined by the administrator, shall be limited to the number of shares with a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.
Amendment, Suspension or Termination of the Plan. The Board or compensation committee may at any time wholly or partially amend or otherwise modify, suspend or terminate the Amended Plan. However, no such action may impair any rights or obligation under any award without the holder’s consent unless the award otherwise expressly provides. Certain amendments to the terms of the Amended Plan, including the maximum number of shares that may be issued under the Amended Plan, will require the approval of our stockholders.
Effective Date of Plan. The Amendment No. 1 to the 2014 Plan was approved by our Board on August 16, 2022, and will become effective if and when approved by our stockholders. No awards may be granted under the Amended Plan after the tenth anniversary of the date the 2014 Plan was originally adopted by the Board, or September 9, 2024.
New Plan Benefits
The following table provides information concerning the benefits that were received by the following persons and groups under the 2014 Plan during fiscal year 2021: (i) each named executive officer; (ii) all current executive officers, as a group; (iii) all current directors who are not executive officers, as a group; and (iv) all current employees who are not executive officers, as a group.

Stock Awards: Number of Awards
Named Executive Officers
Niraj Shah	—
Steven Conine	—
Michael Fleisher	—
Edmond Macri	44,456
James Miller	—
Thomas Netzer	22,581
Stephen Oblak	44,456
All current executive officers, as a group	67,037
All current directors who are not executive officers, as a group	6,409
All current employees who are not executive officers, as a group	2,976,154

Tax Aspects Under the Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Amended Plan. It does not describe all U.S. federal tax consequences under the Amended Plan, nor does it describe foreign, state or local tax consequences.
Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Class A common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of Class A common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”),

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generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Class A common stock at exercise (or, if less, the amount realized on a sale of such shares of Class A common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Class A common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Class A common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a Change in Control) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	5,229,708	(2)		$(3)	6,443,150
Equity compensation plans not approved by security holders	N/A		N/A		N/A
(1)Consists of our Second Amended and Restated 2010 Incentive Plan and our 2014 Plan. Our 2014 Plan contains an evergreen provision whereby the shares available for future grants are increased on the first day of each calendar year beginning January 1, 2016 and ending on and including January 1, 2024 by the least of (A) 2,500,000 shares, (B) 2% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding calendar year and (C) such smaller number of shares as determined by the Board. Accordingly, on each of January 1, 2016, January 1, 2017, January 1, 2018, January 1, 2019, January 1, 2020, January 1, 2021 and January 1, 2022, the number of shares available for future issuance under our 2014 Plan was increased by 1,686,216 shares, 1,716,618 shares, 1,764,172 shares, 1,814,952 shares, 1,872,009 shares, 1,990,894 shares and 2,096,854 shares respectively, pursuant to the terms of such plan.
(2)Consists of 5,229,708 shares issuable upon vesting of outstanding restricted stock units.
(3)The weighted average exercise price does not include restricted stock units, which do not have an exercise price.

Vote Required and Board of Directors’ Recommendation
In order for Proposal No. 1 to be approved, holders of a majority of the votes properly cast at the Special Meeting must vote “FOR” Proposal No. 1. Abstentions and broker non-votes are not votes cast and will not be counted either “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal.
We believe strongly that the approval of the increase in the number shares of Class A common stock issuable under the 2014 Plan by 5,000,000 shares is essential to our continued success. Due to the recent volatility in our common stock price and the broader capital markets, we have issued awards of Class A common stock under the 2014 Plan at a rate in excess of what was anticipated. Our employees are among our most valuable assets and equity awards are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals and to act as owners of Wayfair.
Accordingly, the Board recommends that stockholders vote in favor of the Amended Plan in Proposal 1.
For the reasons stated above, the stockholders are being asked to approve Amendment No. 1 to the 2014 Plan.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 1

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COMPENSATION DISCUSSION AND ANALYSIS
Because Proposal No. 1 relates to a compensation plan in which executive officers and directors of the company will participate, the company is required under applicable disclosure rules to furnish certain executive compensation information related to our most recently completed fiscal year. As such, the following disclosure is based on the Compensation Discussion and Analysis information and related compensation tables that were included in the company’s Proxy Statement for the 2022 Annual Meeting of Stockholders filed with the SEC on April 12, 2022.
Executive Summary
This Compensation Discussion and Analysis, or CD&A, provides an overview and analysis of the elements of our compensation program for our named executive officers, or NEOs, identified below, the material compensation decisions made under that program and reflected in the executive compensation tables that follow this CD&A and the material factors considered in making those decisions. As a company dedicated to a pay-for-performance culture, we aim to provide our NEOs with compensation that is significantly performance-based. Our executive compensation program is designed to align executive pay with our performance on both short and long-term basis, link executive pay to specific, measurable results intended to create value for stockholders, and utilize compensation as a tool to assist us in attracting and retaining the high-caliber executives that we believe are critical to our long-term success. We believe that the key to our success is the long-term stockholder value that is created by our employees. Our compensation philosophy is weighted towards providing equity awards, and we believe this helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation. For example, we provide many of our employees, including our NEOs, with an equity award upon hire, which we believe motivates the employee to think of themselves as an owner of the company.
Compensation for our NEOs consists primarily of the elements, and their corresponding objectives, identified in the following table.

Compensation Element	Primary Objective
Base Salary	To recognize performance of job responsibilities and to attract and retain individuals with superior talent.
Annual Cash Bonus (1)	To reward individual contributions to the achievement of the company’s performance objectives.
Equity Awards	To emphasize our long-term performance objectives, encourage the maximization of stockholder value and retain key executives by providing an opportunity to participate in the ownership of our common stock.
Retirement Savings (401(k))	To provide an opportunity for tax-efficient savings and long-term financial security.
(1) In 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into regular base salaries, resulting in higher base salaries and the removal of annual cash bonuses for our NEOs.
The compensation committee has primary authority to determine and approve compensation decisions with respect to our NEOs; provided, however, that our Co-Founders make recommendations to the compensation committee regarding the compensation of the NEOs, excluding themselves. In alignment with the objectives set forth above, the compensation committee determines overall compensation and its allocation among the elements described above, in reliance upon the judgment and general industry knowledge of its members obtained through years of service with comparably-sized companies in our and similar industries.

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Our Named Executive Officers
We have elected to provide disclosure in this section for all of our 2021 executive officers, whom we refer to as NEOs in this section for simplicity. For the year ended December 31, 2021, our NEOs were:

Name	Title
Niraj Shah	Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Steven Conine	Co-Founder, Director (Co-Chairman)
Michael Fleisher	Chief Financial Officer
Edmond Macri (1)	Former Chief Product & Marketing Officer
James Miller (2)	Former Chief Technology Officer
Thomas Netzer	Chief Operating Officer
Stephen Oblak	Chief Commercial Officer
(1)     Mr. Macri retired from his position as Chief Product & Marketing Officer on March 11, 2021 and remained part of the Wayfair leadership team through June 30, 2021 to support his transition and thereafter served as a non-executive employee until December 31, 2021.
(2)    Mr. Miller retired from his position as Chief Technology Officer on March 1, 2022 and served as a non-executive employee through June 30, 2022 as he supported his transition.
Our compensation decisions for the NEOs in 2021 are discussed below in relation to each of the above-described elements of our compensation program. The discussion below is intended to be read in conjunction with the executive compensation tables and related disclosures that follow this CD&A.
Compensation Overview
Our overall compensation program is structured to attract, motivate and retain highly qualified executives by paying them competitively, consistent with our success and their contribution to that success. We believe compensation should be structured to ensure that a significant portion of an executive’s compensation opportunity will be related to factors that directly and indirectly influence stockholder value. Our pay practices are focused on providing our executives with a significant amount of their compensation in the form of upfront equity grants, which we believe attracts and retains the highest caliber employees and aligns our employees’ long-term interests with our stockholders’ interests. In addition, an NEO’s compensation may include a moderate annual cash bonus, based on personal performance rather than short-term corporate goals, and additional equity grants based on performance or promotions. Our Co-Founders do not receive cash bonuses. Also, in 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into regular base salaries, resulting in higher base salaries and the removal of annual cash bonuses for our NEOs. Our NEOs, who are all employed on an at-will basis, receive limited perquisites. We offer a qualified 401(k) retirement plan with employer matching, but do not offer nonqualified deferred compensation plans, supplemental executive retirement plan benefits or formal cash severance programs.
Determination of Compensation
The compensation committee has the primary authority to determine and approve compensation paid to our NEOs. The compensation committee is charged with, among other things, reviewing compensation policies and practices to ensure adherence to our compensation philosophies and that the total compensation paid to our NEOs is fair, reasonable and competitive, taking into account our position within our industry, including our comparative performance, and our NEOs’ level of expertise and experience in their respective positions. In furtherance of the considerations described above, the compensation committee is primarily responsible for determining NEO base salaries, assessing the performance of the Chief Executive Officer and other NEOs for each applicable performance period and approving the equity awards and any cash bonuses to be paid to our Chief Executive Officer and other NEOs for each year. To aid the compensation committee in making its determinations, the Co-Founders provide recommendations at least annually to the compensation committee regarding the compensation of all NEOs, excluding themselves, and they also provide individual performance assessments that are used in determining awards under our annual cash bonus program, if any. The performance of our NEOs is reviewed at least annually by the compensation committee, and the compensation committee approves each NEO’s compensation at least annually.

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In determining compensation for our NEOs, the compensation committee considers each NEO’s particular position and responsibility and relies upon the judgment and industry experience of its members, including their knowledge of competitive compensation levels across companies and industries. We believe that compensation should be competitive with compensation for executive officers in similar positions and with similar responsibilities in the market. Our compensation committee and management team reference national surveys and publicly available executive officer data from e-commerce, retail, and technology organizations as an input for compensation decisions. We did not use a compensation consultant in 2021.
In 2020, we asked our stockholders, through an advisory vote, to approve the compensation of our NEOs. The 2020 advisory vote received the approval of 99.7% of the votes cast on the proposal. Although the results of the say on pay vote are advisory and not binding on the company, the Board or the compensation committee, we value the opinions of our stockholders and take the results of the say on pay vote into account when making decisions regarding the compensation of our NEOs. In 2016, our stockholders approved, on an advisory basis, a frequency of every three (3) years for casting advisory votes to approve executive compensation. Due to the vote of stockholders on the matter, as well as the long-term focus of our compensation philosophy, we adopted a three-year interval for the advisory vote on executive compensation. Accordingly, the next stockholder advisory vote on the compensation of our NEOs will occur at the 2023 annual meeting.
Elements of Our Executive Compensation Program
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain talent. The compensation committee reviews base salaries of our NEOs in the first quarter of each year. Base salary is set at the compensation committee’s discretion after taking into account the recommendations of our Co-Founders regarding NEOs, excluding themselves, our company-wide target for base salary increases for all employees, the competitive landscape, inflation, changes in the scope of an executive officer’s job responsibilities, and other components of compensation and other relevant factors. The maximum NEO base salary in 2021 was $200,000 and none of our NEOs received an increase in base salary during 2021. In 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into regular base salaries, which resulted in an increase of the maximum NEO base salary to $250,000. The base salaries for our NEOs for 2021 were as follows:

NEO	Base Salary ($)
Niraj Shah	80,000
Steven Conine	80,000
Michael Fleisher	200,000
Edmond Macri	200,000
James Miller	200,000
Thomas Netzer	200,000
Stephen Oblak	200,000

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Annual Cash Bonuses
During 2021, all of our NEOs were eligible to participate in a discretionary annual cash bonus program which provided the opportunity to earn a cash bonus award that ranges from 0% to 25% of base salary. Under the program, the compensation committee determined NEO bonuses based on the overall personal performance of the NEOs in 2021, and such bonuses were paid in the first quarter of 2022. Each of Messrs. Fleisher, Miller, Netzer and Oblak received a cash bonus award of 25% of his base salary, or $50,000, for 2021. Messrs. Shah, Conine and Macri did not participate in the 2021 cash bonus program. In 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into base salaries, resulting in a higher maximum base salary and the removal of annual cash bonuses for our NEOs.
Equity Awards
A large portion of our NEOs’ total compensation is stock-based compensation in furtherance of our focus on long-term performance, which we believe is tied to retention and increasing stockholder value. Our NEOs receive sizable equity awards at the time of hire and are eligible to receive additional awards at the time of a promotion or at other times at the discretion of our compensation committee. NEOs do not necessarily receive equity awards on an annual basis. Therefore, an NEO’s compensation, as reported in the Summary Compensation Table, may fluctuate materially from year to year depending on whether a grant was made in a particular year. To support our retention strategy and align the interests of our NEOs with those of our stockholders, we generally grant Restricted Stock Units, or RSUs, subject to long-term vesting requirements and the NEO’s continued employment through each applicable vesting date. As our compensation philosophy has continued to evolve and our leadership team has grown, we have also started to introduce RSUs with more unique, tailored vesting schedules to facilitate promotions, role changes and the evolution of our management team. NEO equity awards (including grant amounts and vesting schedules), whether for new hires or follow-on grants, are determined at the compensation committee’s discretion after taking into account other direct compensation elements, the recommendations of our Co-Founders regarding NEOs, excluding themselves, and the landscape in which we compete for executive talent.
In 2021, the compensation committee granted the following time-based RSU awards to our NEOs:

NEO	Shares of Class A Common Stock Subject to RSU (#)
Niraj Shah	—
Steven Conine	—
Michael Fleisher	—
Edmond Macri (1)	44,456
James Miller	—
Thomas Netzer (2)	22,581
Stephen Oblak (3)	44,456
(1)Mr. Macri was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on June 15, 2021 with respect to 1,885 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years. Upon Mr. Macri’s retirement the remaining unvested RSUs were forfeited in accordance with the terms of the grant.
(2)Mr. Netzer was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on March 15, 2021 with respect to 298 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years.
(3)Mr. Oblak was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on June 15, 2021 with respect to 1,885 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years.
For more information on these awards, see the “Grants of Plan-Based Awards in 2021” table below.

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Defined Contribution Plans
We maintain a defined contribution plan that is tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, which we refer to as the 401(k) Plan. The 401(k) Plan permits our eligible salaried employees to defer receipt of portions of their eligible salaries, subject to certain limitations imposed by the Code, by making contributions to the 401(k) Plan, including flexible compensation contributions, Roth contributions, catch-up contributions and after-tax contributions.
We provide matching contributions to the 401(k) Plan in an amount equal to 100% of each participant’s pre-tax contribution up to a maximum of 4% of the participant’s annual eligible cash compensation, subject to certain other limits. In 2021, we made a company contribution to the 401(k) Plan in an amount equal to approximately $34.7 million. Participants are 100% vested in all contributions, including company contributions. The 401(k) Plan is offered on a nondiscriminatory basis to all of our salaried employees, including NEOs.
The compensation committee believes that matching contributions assist us in attracting and retaining talented employees and executives. The 401(k) Plan provides an opportunity for participants to save money for retirement on a tax-deferred basis and to achieve financial security, thereby promoting retention.
Employment and Change in Control Arrangements
Employment Agreements
We have entered into employment letter agreements with certain of our NEOs, the material terms of which are described below.
Messrs. Shah and Conine: We entered into amended and restated employment letter agreements with Messrs. Shah and Conine on May 6, 2014, which entitle each of Messrs. Shah and Conine to receive an annual base salary, subject to periodic increases (but not decreases) at the discretion of the Board. The letter agreements also entitle them to participate in the employee benefit plans and programs that we offer to our other full-time employees. Messrs. Shah’s and Conine’s employment letter agreements contain restrictive covenants which prohibit them from competing with us or soliciting our employees, consultants or suppliers for twenty-four (24) months following termination of employment. Pursuant to Messrs. Shah’s and Conine’s employment letter agreements, if we terminate their employment without cause (as defined in the employment letter agreements) or if they resign for good reason (as defined in the employment letter agreements) they will receive healthcare benefit continuation until the earlier of (i) the last day of the applicable COBRA period and (ii) twenty-four (24) months following termination.
Mr. Fleisher: We entered into an employment letter agreement with Mr. Fleisher on October 2, 2013, which was amended on May 5, 2014, and which entitled him to an initial annual base salary of $350,000, which he agreed to reduce to $200,000 commencing in January 2016. The employment letter agreement also provided Mr. Fleisher with an annual cash bonus opportunity between 0% and 20% of his annual salary, and the opportunity to participate in the employee benefit plans and programs that we offer to our other full-time employees. In 2015, we agreed to increase Mr. Fleisher’s annual bonus opportunity range to between 0% and 25% of his annual salary, commensurate with our other NEOs. As described elsewhere, in 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into base salaries, resulting in a higher maximum base salary and the removal of annual cash bonuses for our NEOs. Mr. Fleisher is also subject to the company’s non-compete, non-solicitation, non-disclosure and invention agreement designed for all employees, which agreement generally provides that he will not disclose confidential information of the company nor solicit any employee, contractor, customer or supplier of the company.
We have not entered into employment agreements with Messrs. Macri, Miller, Netzer or Oblak, however, each of Messrs. Macri, Miller, Netzer and Oblak is subject to the company’s non-compete, non-solicitation, non-disclosure and invention agreement designed for all employees, as described above.
Restricted Stock Unit Vesting
The award agreements governing the NEOs’ outstanding RSU awards provide that, in the event an NEO’s employment is terminated for any reason other than cause (excluding a resignation by the NEO or a termination as a result of the NEO’s death or disability) within twelve (12) months following a change in control (as each such term is defined in the applicable award agreement), 50% of the NEO’s unvested RSUs will vest; provided, however, for Mr. Fleisher only, 100% of his unvested RSUs will vest in the same double-trigger scenario.

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Other Elements of Compensation and Perquisites
We maintain broad-based benefits that are provided to all employees, including our NEOs. These benefits include a 401(k) retirement savings plan with matching contributions, a group health plan, group term life insurance and health and financial wellness programs. For more information about our 401(k) plan, see the discussion above under the heading “Defined Contribution Plans.” Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. However, we have provided certain perquisites to our NEOs in situations where we believe it is appropriate, principally to allow them to devote more time to our business and to promote their health and safety. The compensation committee reviews these perquisites to ensure they are consistent with our philosophy and appropriate in magnitude. In 2021, the compensation committee authorized a security program for Messrs. Shah and Conine to address safety concerns, including specific threats to their safety arising directly as a result of their positions with the company. We believe the costs of this overall security program are reasonable and appropriate and that the program benefits the company. Although we do not consider this program to be a perquisite for the benefit of the Co-Founders for the reasons described above, the costs related to personal security under this program are reported in the “All Other Compensation” column in the 2021 Summary Compensation Table below.
Summary Compensation Table
The following table sets forth information with respect to the compensation of our NEOs for fiscal years indicated:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Niraj Shah, Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)	2021	80,000	—	—	147,271	227,271
	2020	80,000	—	—	3,274	83,274
	2019	80,000	—	—	3,237	83,237
Steven Conine, Co-Founder, Director (Co-Chairman)	2021	80,000	—	—	73,363	153,363
	2020	80,000	—	—	3,274	83,274
	2019	80,000	—	—	3,237	83,237
Michael Fleisher, Chief Financial Officer	2021	200,000	50,000	—	10,031	260,031
	2020	200,000	50,000	—	10,185	260,185
	2019	200,000	50,000	—	10,092	260,092
Edmond Macri, Former Chief Product & Marketing Officer (4)	2021	200,000	—	12,963,814	10,031	13,173,845
	2020	200,000	50,000	—	8,954	258,954
	2019	200,000	50,000	—	8,554	258,554
James Miller, Former Chief Technology Officer (5)	2021	200,000	50,000	—	8,054	258,054
	2020	193,077	50,000	14,212,404	7,174	14,462,655
	2019	70,615	—	2,574,390	—	2,645,005
Thomas Netzer, Chief Operating Officer (6)	2021	200,000	50,000	6,584,845	—	6,834,845
	2020	200,000	50,000	1,879,050	—	2,129,050
	2019	224,000	259,885	2,084,030	73,031	2,640,946
Stephen Oblak, Chief Commercial Officer	2021	200,000	50,000	12,963,814	7,877	13,221,691
	2020	200,000	50,000	—	8,031	258,031
	2019	200,000	50,000	—	7,784	257,784
(1)Represents the discretionary cash bonuses paid to our NEOs under our annual cash bonus program for such year, paid in the subsequent year. For additional information, see “Annual Cash Bonuses” above. In addition, for Mr. Netzer, the amount reported for 2019 includes a joining bonus of $209,885.
(2)Represents the aggregate fair value on the grant date of RSUs granted to our NEOs calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or

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ASC, Topic 718, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of assumptions made in determining the value of our stock awards.
(3)For Messrs. Fleisher, Macri, Miller and Oblak amounts reported for 2021 represent employer contributions under our 401(k) Plan. For Messrs. Shah and Conine, amounts reported in 2021 represent employer contributions under our 401(k) Plan and also include approximately $144,059 and $70,099, respectively, for costs related to personal security under the Co-Founders’ overall security program.
(4)Mr. Macri retired from his position as Chief Product & Marketing Officer on March 11, 2021 and remained part of the Wayfair leadership team through June 30, 2021 to support his transition and thereafter served as a non-executive employee until December 31, 2021.
(5)Mr. Miller retired from his position as Chief Technology Officer on March 1, 2022 and served as a non-executive employee through June 30, 2022 as he supported his transition. Mr. Miller was appointed Interim Chief Technology Officer in August 2019 and Chief Technology Officer in April 2020. Mr. Miller was not employed by the company prior to August 2019 and served as a director from July 2016 to April 2020.
(6)Amounts paid to Mr. Netzer in euros in 2019 have been converted to U.S. dollars using the average daily exchange rates from January 1, 2019 to December 31, 2019 of 1€ to $1.12.

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Grants of Plan-Based Awards in 2021
    The following table sets forth information regarding the grant of plan-based awards made during 2021 to our NEOs under our 2014 Plan:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Niraj Shah	—	—	—
Steven Conine	—	—	—
Michael Fleisher	—	—	—
Edmond Macri	2/11/2021	44,456	12,963,814	(2)
James Miller	—	—	—
Thomas Netzer	2/11/2021	22,581	6,584,845	(3)
Stephen Oblak	2/11/2021	44,456	12,963,814	(4)
(1)Represents the aggregate fair value on the grant date of RSUs granted to our NEOs calculated in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of assumptions made in determining the value of our stock awards.
(2)Mr. Macri was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on June 15, 2021 with respect to 1,885 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years. Upon Mr. Macri’s retirement the remaining unvested RSUs were forfeited in accordance with the terms of the grant.
(3)Mr. Netzer was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on March 15, 2021 with respect to 298 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years.
(4)Mr. Oblak was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on June 15, 2021 with respect to 1,885 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years.

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Outstanding Equity Awards at December 31, 2021
The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2021:

			Stock Awards
Name	Vesting Commencement Date		Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (1)
Niraj Shah	—		—	—
Steven Conine	—		—	—
Michael Fleisher	1/15/2018	(2)	68,750	13,060,438
Edmond Macri	3/15/2017	(3)	2,500	474,925
	1/15/2018	(2)	15,000	2,849,550
	1/1/2021	(4)	38,799	7,370,646
James Miller	5/1/2020	(5)	16,250	3,087,013
Thomas Netzer	5/1/2018	(3)	36,000	6,838,920
	1/1/2021	(6)	20,299	3,856,201
Stephen Oblak	3/15/2017	(4)	2,500	474,925
	1/15/2018	(2)	15,000	2,849,550
	1/1/2021	(7)	38,799	7,370,646
(1)Amount shown is based on our closing stock price as reported on the NYSE on December 31, 2021, the last trading day of our Class A common stock in 2021, of $189.97.
(2)This RSU award vests over a five (5) year period, with 5% of such shares vesting following three (3) months of continued service from the vesting commencement date, and an additional 5% of the shares vesting every three (3) months of continued service thereafter.
(3)This RSU award vests over a five (5) year period, with the first 20% of such shares vesting following twelve (12) months of continued service from the vesting commencement date, and an additional 5% of the shares vesting every three (3) months of continued service thereafter.
(4)This RSU award vests upon the satisfaction of a service condition and the service condition was partially satisfied on June 15, 2021 with respect to 1,885 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years. Upon Mr. Macri’s retirement the remaining unvested RSUs were forfeited in accordance with the terms of the grant.
(5)This RSU award vests over two (2) year period in eight (8) equal quarterly installments, subject to continued service on each applicable vesting date.
(6)This RSU award vests upon the satisfaction of a service condition and the service condition was partially satisfied on March 15, 2021 with respect to 298 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years.
(7)This RSU award vests upon the satisfaction of a service condition and the service condition was partially satisfied on June 15, 2021 with respect to 1,885 shares and as to varying amounts of additional shares for every three (3) months of continuous service thereafter over a period of five (5) years.

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Option Exercises and Stock Vested in 2021
The following table provides information regarding the vesting of RSUs held by NEOs for the year ended December 31, 2021. Our NEOs do not hold any stock options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Niraj Shah	—	—
Steven Conine	—	—
Michael Fleisher	55,000	15,779,638
Edmond Macri	32,657	9,351,063
James Miller	32,720	8,639,717
Thomas Netzer	32,657	8,603,215
Stephen Oblak	32,657	9,351,063
(1)The value realized upon vesting has been calculated by multiplying the gross number of shares acquired on vesting by the closing stock price as reported on the NYSE of our Class A common stock on the vesting date. Therefore, the amounts shown in this column do not represent the actual amounts paid to or realized by the NEO during fiscal 2021.
Equity Compensation Plan Information
The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	5,229,708	(2)	$—	(3)	6,443,150
Equity compensation plans not approved by security holders	N/A		N/A		N/A
(1)Consists of our Second Amended and Restated 2010 Incentive Plan and our 2014 Plan. Our 2014 Plan contains an evergreen provision whereby the shares available for future grants are increased on the first day of each calendar year beginning January 1, 2016 and ending on and including January 1, 2024 by the least of (A) 2,500,000 shares, (B) 2% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding calendar year and (C) such smaller number of shares as determined by the Board. Accordingly, on each of January 1, 2016, January 1, 2017, January 1, 2018, January 1, 2019, January 1, 2020, January 1, 2021 and January 1, 2022, the number of shares available for future issuance under our 2014 Plan was increased by 1,686,216 shares, 1,716,618 shares, 1,764,172 shares, 1,814,952 shares, 1,872,009 shares, 1,990,894 shares and 2,096,854 shares respectively, pursuant to the terms of such plan.
(2)Consists of 5,229,708 shares issuable upon vesting of outstanding RSUs.
(3)The weighted average exercise price does not include RSUs, which do not have an exercise price.

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Pension and Nonqualified Deferred Compensation Plans
Our NEOs do not participate in any pension or nonqualified deferred compensation plans and received no pension benefits or nonqualified deferred compensation during the year ended December 31, 2021.
Potential Payments upon Termination or Change in Control
Certain of our NEOs have an employment letter agreement that provides for certain severance benefits upon termination of employment. See “Employment and Change in Control Arrangements” above for a description of these arrangements with our NEOs. In addition, pursuant to the terms of the award agreements governing their outstanding equity awards, our NEOs are entitled to double-trigger equity acceleration upon termination of their employment for any reason other than cause (excluding a resignation by the NEO or as a result of the NEO’s death or disability) occurring within twelve (12) months following a change in control. Assuming a hypothetical termination of employment effective as of December 31, 2021 by us without cause or by the executive for good reason within twelve (12) months following a change in control, each of our NEOs would have received the following severance benefits:

Name	Payment Type	Termination without Cause/Resignation for Good Reason ($)	Termination without Cause following a Change in Control ($)
Niraj Shah	Benefit Continuation (1)	37,446	37,446
	Equity Vesting (2)	—	—
	Total	37,446	37,446
Steven Conine	Benefit Continuation (1)	38,845	38,845
	Equity Vesting (2)	—	—
	Total	38,845	38,845
Michael Fleisher	Equity Vesting (2)	—	13,060,438
Edmond Macri (3)	Equity Vesting (2)	—	5,347,561
James Miller (4)	Equity Vesting (2)	—	1,543,507
Thomas Netzer	Equity Vesting (2)	—	5,347,561
Stephen Oblak	Equity Vesting (2)	—	5,347,561
(1)Represents twenty-four (24) months of COBRA premiums.
(2)Represents the market value of the RSUs that would accelerate and is based on our closing price of our Class A common stock as reported on the NYSE on December 31, 2021, the last trading day in 2021, of $189.97.
(3)Mr. Macri retired from his position as Chief Product & Marketing Officer on March 11, 2021 and remained part of the Wayfair leadership team through June 30, 2021 as he supported his transition and thereafter served as a non-executive employee until December 31, 2021. Mr. Macri did not receive any severance payments or benefits in connection with his retirement.
(4)Mr. Miller retired from his position as Chief Technology Officer on March 1, 2022 and served as a non-executive employee through June 30, 2022 as he supported his transition. Mr. Miller is not entitled to any severance payments or benefits in connection with his retirement.
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of the annual total compensation of Niraj Shah, our CEO, to that of our median employee. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K.
We identified the median employee by examining all W-2 reported earnings and similar reported earnings for employees located in jurisdictions outside the United States, excluding our CEO, for those who were employed by us on December 31, 2021. We included all employees, whether employed on a full-time or part-time basis. This reflects an analysis of our global workforce of 19,402 active employees as of December 31, 2021.

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After identifying the median employee based on reported earnings through December 31, 2021, we calculated the annual total compensation for 2021 for such employee using the same methodology we used for our NEOs as set forth in the Summary Compensation Table above.
 For 2021, the value of the annual total compensation of the median employee was $42,886. For 2021, the annual total compensation of our CEO was $227,271. The resulting ratio of the two amounts is approximately 5:1.
Compensation Risk
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk-taking. Our compensation philosophy is weighted towards providing equity awards, and we believe the equity component of our compensation programs assists in protecting against excessive or unnecessary risk-taking by providing our executive officers and other employees with a strong link to our long-term performance, creating an ownership culture and helping to align the interests of our executives and our stockholders. As a result, we do not believe that the risks that may arise from our compensation programs are reasonably likely to have a material adverse effect on us.
Director Compensation
Our employees who also serve as directors do not receive additional compensation for their service as directors. Our non-employee directors receive RSU grants. Our current Director Compensation Policy for our non-employee directors is intended to be competitive and fair so that we can attract, motivate and retain highly qualified directors and also align with practices of other leading publicly traded companies. We plan to periodically evaluate our Director Compensation Policy as part of our regular reviews of our overall compensation strategy. Under our current Director Compensation Policy, each non-employee director receives an initial RSU award upon joining the Board with a value of $250,000, subject to a one (1) year vesting period. In subsequent years, each non-employee director receives an annual follow-on RSU award with a value of $250,000, subject to a one (1) year vesting period. The value of each RSU award is measured using the closing stock price as reported on the NYSE on the day before the applicable Board meeting approving such award. We reimburse all directors for reasonable travel expenses incurred in connection with Board and committee meetings. We have also entered into indemnification agreements with all of our directors. We do not provide any other benefits, including retirement benefits or perquisites, to our non-employee directors.

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The following table provides information regarding compensation of our non-employee directors for the year ended December 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Julie Bradley (2)	—	—	—	—
Michael Choe	—	260,221		260,221
Andrea Jung	—	255,548	—	255,548
Jeremy King	—	255,548	—	255,548
Michael Kumin	—	253,992	—	253,992
Jeffrey Naylor	—	253,992	—	253,992
Anke Schäferkordt	—	253,101	—	253,101
Michael E. Sneed	—	253,101		253,101
(1)Represents the aggregate fair value on the grant date of RSUs granted in 2021 computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of assumptions made in determining the value of our stock awards.
(2)Ms. Bradley resigned from the Board on May 11, 2021.
The following table shows the aggregate number of unvested RSUs held by our non-employee directors as of December 31, 2021:

Name	RSUs (#)
Julie Bradley (1)	—
Michael Choe	930
Andrea Jung	1,073
Jeremy King	672
Michael Kumin	791
Jeffrey Naylor	791
Anke Schäferkordt	2,070
Michael E. Sneed	1,569
(1)Ms. Bradley resigned from the Board on May 11, 2021.

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Compensation Committee Interlocks and Insider Participation
Compensation Committee Interlocks
During 2021, the members of our compensation committee were Andrea Jung, Michael Kumin and Jeffrey Naylor. In February 2022, Mr. Naylor resigned from the compensation committee and Michael E. Sneed joined the compensation committee. No member of our compensation committee during our last fiscal year is or has been a current or former officer or employee of Wayfair Inc. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our compensation committee during our last fiscal year.
Relationships with Compensation Committee Members Requiring Disclosure Under Item 404 of SEC Regulation S-K
Pursuant to the terms of the amended and restated purchase agreement, dated April 7, 2020, or the Purchase Agreement, we issued $535.0 million in aggregate original principal amount of the 2.50% Accreting Convertible Senior Notes due 2025, or the 2025 Accreting Notes. The issuance of the 2025 Accreting Notes constituted a related party transaction because of, among other things, Michael Kumin's positions as a director of Wayfair and a Managing Partner at Great Hill Partners, LP, Manager of the ultimate general partner of GHEP VII Aggregator, L.P, or Great Hill, a party to the Purchase Agreement. During 2021, Great Hill converted $253.0 million of accreted principal of the 2025 Accreting Notes and received 3,490,175 shares of our Class A common stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of August 10, 2022, for:
•each of our named executive officers;
•each of our directors;
•all of our directors and executive officers as a group; and
•each holder of more than 5% of our Class A common stock or Class B common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within sixty (60) days after August 10, 2022 are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding the options or warrants but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.
Our calculation of the percentage of beneficial ownership is based on 80,648,121 shares of our Class A common stock and 25,691,397 shares of our Class B common stock outstanding as of August 10, 2022. This table is based upon information supplied by our directors, executive officers and holders of more than 5% of our Class A common stock or Class B common stock and information contained in Schedules 13D and 13G filed with the SEC. Unless otherwise indicated, the address of all listed stockholders is c/o Wayfair Inc., 4 Copley Place, Boston, MA 02116.

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Shares beneficially owned
	Class A		Class B		% Total Voting Power**
Name and address of beneficial owner	Shares	%	Shares	%
Greater than 5% Beneficial Owners:
Baillie Gifford & Co (1)	10,249,184	12.71%	—	—	3.04%
Sarah Conine (2)	100	*	1,843,144	7.17%	5.46%
FMR LLC (3)	11,697,654	14.50%	—	—	3.47%
Entities affiliated with Morgan Stanley (4)	8,014,586	9.94%	—	—	2.37%
Entities affiliated with Prescott General Partners LLC (5)	5,791,041	7.18%	—	—	1.72%
Nikunj Shah (6)	—	—	1,843,112	7.17%	5.46%
Entities affiliated with Spruce House Management LLC (7)	5,319,014	6.60%	—	—	1.58%
The Vanguard Group (8)	6,407,441	7.94%	—	—	1.90%
Named Executive Officers:
Niraj Shah (9)	984,794	1.22%	12,834,108	49.95%	38.31%
Steven Conine (10)	985,860	1.22%	12,832,948	49.95%	38.31%
Michael Fleisher (11)	131,864	*	—	—	*
Edmond Macri (12)	221,400	*	—	—	*
James Miller (13)	54,002	*	—	—	*
Thomas Netzer (14)	56,840	*	—	—	*
Stephen Oblak (15)	166,879	*	—	—	*
Non-Employee Directors:
Michael Choe (16)	159,891	*	—	—	*
Andrea Jung	3,675	*	—	—	*
Michael Kumin (17)	301,555	*	—	—	*
Jeffrey Naylor	11,014	*	—	—	*
Anke Schäferkordt (18)	2,146	*	—	—	*
Michael E. Sneed (19)	1,304	*	—	—	*
Jeremy King	896	*	—	—	*
All current executive officers and directors as a group (13 persons) (20)	2,839,392	3.52%	25,667,056	99.91%	76.87%
*     Represents beneficial ownership of less than 1% of the applicable class of our outstanding capital stock.
**     Represents the voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, voting as a single class. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share.
(1)This information is based solely on information reported on a Schedule 13G/A filed on January 26, 2022 on behalf of Baillie Gifford & Co. According to the report, Baillie Gifford & Co has sole voting power with respect to 9,634,859 shares of Class A common stock and sole dispositive power over 10,249,184 shares of Class A common stock. The business address of Baillie Gifford & Co is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.
(2)Consists of (a) 21,399 shares of Class B common stock held by Steven K. Conine 2007 Irrevocable Trust, (b) 100 shares of Class A common stock held by Steven K. Conine Non Exempt Irrevocable Trust; and (c) 1,821,745 shares of Class B common stock held by Steven K. Conine Non Exempt Irrevocable Trust. The trustee of the Steven K. Conine 2007 Irrevocable Trust and the Steven K. Conine 2007 Non Exempt Irrevocable Trust is Sarah Conine, and she exercises voting and investment power over the shares held of record by the trusts.
(3)This information is based solely on information reported on a Schedule 13G/A filed on February 9, 2022 on behalf of FMR LLC. According to the report, FMR LLC beneficially owns 11,697,654 shares of Class A common stock with sole dispositive power over such shares and sole voting power with respect to

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4,441,977 of such shares. According to the report, Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(4)This information is based solely on the information reported on a Schedule 13G/A filed on February 11, 2022 on behalf of Morgan Stanley and Morgan Stanley Investment Management Inc. According to the report, Morgan Stanley has shared voting power with respect to 7,194,100 shares of Class A common stock and shared dispositive power with respect to 8,014,586 shares of Class A common stock and Morgan Stanley Investment Management Inc. has shared voting power with respect to 6,988,585 shares of Class A common stock and shared dispositive power with respect to 7,808,392 shares of Class A common stock. The business address of Morgan Stanley is 1585 Broadway, New York, New York 10036 and the business address of Morgan Stanley Investment Management Inc. is 522 5th Avenue 6th Floor, New York, New York 10036.
(5)This information is based solely on information reported on a Schedule 13G/A filed on February 14, 2022 on behalf of Prescott General Partners LLC, Prescott Investors Profit Sharing Trust and Thomas W. Smith. According to the report, Prescott General Partners LLC has shared voting and dispositive power with respect to 3,823,239 shares of Class A common stock, Prescott Investors Profit Sharing Trust has sole voting and dispositive power with respect to 145,302 shares of Class A common stock and Thomas W. Smith has sole voting and dispositive power with respect to 1,650,000 shares of Class A common stock and shared voting and dispositive power with respect to 172,500 shares of Class A common stock. The business address for Prescott General Partners LLC, Prescott Investors Profit Sharing Trust and Thomas W. Smith is 2200 Butts Road, Suite 320, Boca Raton, Florida 33431.
(6)Consists of (a) 21,691 shares of Class B common stock held by Niraj Shah 2007 Irrevocable Trust and (b) 1,821,421 shares of Class B common stock held by Niraj Shah 2007 Non Exempt Irrevocable Trust. The trustee of the Niraj Shah 2007 Irrevocable Trust and the Niraj Shah 2007 Non Exempt Irrevocable Trust is Nikunj Shah, and he exercises voting and investment power over the shares held of record by the trusts.
(7)This information is based solely on information reported on a Schedule 13G/A filed on February 11, 2022 on behalf of Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, The Spruce House Partnership (AI) LP, The Spruce House Partnership (QP) LP, Zachary Sternberg and Benjamin Stein. According to the report Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, The Spruce House Partnership (AI) LP, The Spruce House Partnership (QP) LP, Zachary Steinberg and Benjamin Stein each have shared voting and dispositive power with respect to 5,304,014 shares of Class A common Stock and Zachary Sternberg and Benjamin Stein each have sole voting and dispositive power with respect to 15,000 shares of Class A common stock. The business address for Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, The Spruce House Partnership (AI) LP, The Spruce House Partnership (QP) LP, Zachary Sternberg and Benjamin Stein is 435 Hudson Street, 8th Floor, New York, New York 10014.
(8)This information is based solely on information reported on a Schedule 13G/A filed on February 9, 2022 on behalf of The Vanguard Group. According to the report, The Vanguard Group beneficially owns 6,407,441 shares of Class A common stock and has shared voting power with respect to 69,093 shares of Class A common stock, sole dispositive power with respect to 6,245,482 shares of Class A common stock and shared dispositive power with respect to 161,959 shares of Class A common stock. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

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(9)Consists of (a) 319,137 shares of Class A common stock, (b) 10,990,996 shares of Class B common stock held by Mr. Shah, (c) the shares described in Note 6 above, which are held by entities affiliated with Mr. Shah, (d) 642,800 shares of Class A common stock held by the Shah Charitable Foundation, of which Mr. Shah’s spouse is President and (e) 22,857 shares of Class A common stock held by SK Ventures LLC, of which Mr. Shah is a member. The trustee of the entities described in Note 6 above is Nikunj Shah, and he exercises voting and investment power over the shares held of record by the trusts.
(10)Consists of (a) 319,073 shares of Class A common stock, (b) 10,989,804 shares of Class B common stock held by Mr. Conine, (c) the shares described in Note 2 above, which are held by entities affiliated with Mr. Conine, (d) 643,830 shares of Class A common stock held by the Conine Family Foundation, of which Mr. Conine’s spouse is President and (e) 22,857 shares of Class A common stock held by SK Ventures LLC, of which Mr. Conine is a member. The trustee of the entities described in Note 2 above is Sarah Conine, and she exercises voting and investment power over the shares held of record by the trusts.
(11)Consists of (a) 66,664 shares of Class A common stock and (b) 65,200 shares of Class A common stock held in three grantor retained annuity trusts for the benefit of Mr. Fleisher's children, of which Mr. Fleisher is the sole annuitant.
(12)Consists of (a) 210,000 shares of Class A common stock held indirectly by Mr. Macri via a revocable trust, of which Mr. Macri is the trustee and (b) 11,400 shares of Class A common stock held by a non-profit organization, of which Mr. Macri is the president.
(13)Consists of (a) 40,385 shares of Class A common stock and (b) 13,617 shares of Class A common stock held indirectly by Mr. Miller via a revocable trust of which Mr. Miller is the trustee.
(14)Consists of (a) 51,125 shares of Class A common stock and (b) RSUs that will convert into 5,715 shares of Class A common stock within 60 days of August 10, 2022.
(15)Consists of (a) 158,769 shares of Class A common stock and (b) RSUs that will convert into 8,110 shares of Class A common stock within 60 days of August 10, 2022.
(16)Consists of (a) 151,004 shares of Class A Common stock and (b) RSUs that will convert into — shares of Class A common stock within 60 days of August 10, 2022. Does not include (a) 8,887 shares of Class A common stock that are held in an irrevocable trust as to which Mr. Choe disclaims beneficial ownership, except to the extent of his pecuniary interest, if any, therein and (b) $37 million in principal of the 0.625% Convertible Senior Notes due 2025 (the “2025 Notes”) and $27.5 million in principal of the 1.00% Convertible Senior Notes due 2026 (the “2026 Notes”, together with the 2025 Notes, the “Notes”), each of which convert into shares of Class A common stock upon the occurrence of certain specified events. Mr. Choe is a Managing Director, Chief Executive Officer and member of the investment committee of Charlesbank Capital Partners, LLC, which is the ultimate general partner or investment adviser of the investment vehicles that directly hold the Notes. Mr. Choe disclaims beneficial ownership in the Notes, except to the extent of his pecuniary interest, if any, therein.
(17)Consists of (a) 241,555 shares of Class A common stock held directly by Mr. Kumin, (b) 4,000 shares of Class A common stock held indirectly by Mr. Kumin via a retirement trust, and (c) 56,000 shares of Class A common stock held indirectly via TOF Capital of which Mr. Kumin is the managing member.
(18)Consists of (a) 2,113 shares of Class A common stock and (b) RSUs that will convert into 33 shares of Class A common stock within 60 days of August 10, 2022.
(19)Consists of (a) 1,237 shares of Class A common stock and (b) RSUs that will convert into 67 shares of Class A common stock within 60 days of August 10, 2022.
(20)Consists of (a) 2,816,145 shares of Class A common stock, (b) 25,667,056 shares of Class B common stock and (c) RSUs that will convert into 23,247 shares of Class A common stock within 60 days of August 10, 2022.

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ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single Notice or Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Wayfair stockholders may be “householding” our proxy materials. A single Notice or Proxy Statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, you may (1) notify your broker, (2) direct your written request to: Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary or (3) contact our Investor Relations department by email at IR@wayfair.com. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder. Pursuant to Wayfair Inc.’s Amended and Restated Bylaws, no business may be transacted at the Special Meeting other than the business specified in the Notice of Special Meeting of Stockholders.

By Order of the Board of Directors,

Enrique Colbert General Counsel and Secretary
August 29, 2022

33

wayfair®

TRAVEL
Capri
VOGUE

ALLMODERN BIRCH LANE JOSS & MAIN PERIGOLD

ANNEX A
WAYFAIR INC.
2014 INCENTIVE AWARD PLAN

ARTICLE 1
PURPOSE

The purpose of the Wayfair Inc. 2014 Incentive Award Plan (as it may be amended or restated from time to time, the "Plan") is to promote the success and enhance the value of Wayfair Inc. (the "Company") by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

2.3 "Applicable Law" shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 "Automatic Exercise Date" shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right (*e.g.*, the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable); provided that with respect to an Option or Stock Appreciation Right that has been amended pursuant to this Plan so as to alter the applicable Option Term or Stock Appreciation Right Term, "Automatic Exercise Date" shall mean the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right as amended.

2.5 "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

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2.6 "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7 "Board" shall mean the Board of Directors of the Company.

2.8 "Change in Control" shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clause (i) and (ii) of paragraph (c) below) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

In addition, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

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The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 11.1.

2.11 "Common Stock" shall mean the Class A common stock of the Company, par value $0.001 per share.

2.12 "Company" shall have the meaning set forth in Article 1.

2.13 "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 "Director" shall mean a member of the Board, as constituted from time to time.

2.15 "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2.

2.16 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.17 "Effective Date" shall mean the day prior to the Public Trading Date.

2.18 "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.19 "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.20 "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.21 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.22 "Expiration Date" shall have the meaning given to such term in Section 12.1.

2.23 "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system, its Fair Market Value shall be the closing sales

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price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in *The Wall Street Journal* or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in *The Wall Street Journal* or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company's registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company's final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.24 "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.25 "Holder" shall mean a person who has been granted an Award.

2.26 "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27 "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

2.28 "Non-Employee Director Equity Compensation Policy" shall have the meaning set forth in Section 4.5.

2.29 "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

2.30 "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.31 "Option Term" shall have the meaning set forth in Section 5.6.

2.32 "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.33 "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, Shares or a combination of both, awarded under Section 8.1.

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2.34 "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals may include but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) expenses; (xv) working capital; (xvi) earnings per share; (xvii) adjusted earnings per share; (xviii) price per share; (xix) regulatory body approval for commercialization of a product; (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share; (xxii) economic value; (xxiii) revenue and (xxiv) revenue growth, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator, in its discretion, may adjust the Performance Criteria for any Performance Period for such factors as the Administrator may determine, including, without limitation, in recognition of unusual or non-recurring events affecting the Company or changes in Applicable Law or Applicable Accounting Standards.

2.35 "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.36 "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, an Award.

2.37 "Performance Stock Unit" shall mean a Performance Award awarded under Section 8.1 which is denominated in units of value including dollar value of Shares.

2.38 "Permitted Transferee" shall mean, with respect to a Holder, any "family member" of the Holder, as defined in the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.39 "Plan" shall have the meaning set forth in Article 1.

2.40 "Prior Plan" shall mean the Wayfair LLC Second Amended and Restated 2010 Incentive Plan, as such plan may be amended from time to time.

2.41 "Prior Plan Award" shall mean an award outstanding under the Prior Plan as of the Effective Date.

2.42 "Public Trading Date" shall mean the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system, or, if earlier, the date on which the Company becomes a "publicly held corporation" for purposes of Section 1.162-27(c)(1)(i) of the Treasury Regulations.

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2.43 "Restricted Stock" shall mean Common Stock awarded under Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.44 "Restricted Stock Unit" shall mean the right to receive Shares awarded under Article 7.

2.45 "Securities Act" shall mean the Securities Act of 1933, as amended.

2.46 "Shares" shall mean shares of Common Stock.

2.47 "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 9.

2.48 "Stock Appreciation Right Term" shall have the meaning set forth in Section 9.4.

2.49 "Stock Payment" shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.50 "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.51 "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.52 "Termination of Service" shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent

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contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Holder's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3
SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(b) To the extent all or a portion of an Award or a Prior Plan Award is forfeited, expires, lapses for any reason, or is settled for cash without the delivery of shares to the Holder, any shares subject to such Award, Prior Plan Award or portion thereof shall, to the extent of such forfeiture, expiration, lapse or cash settlement, again be or shall become, as applicable, available for the grant of an Award under the Plan. Any shares repurchased by or surrendered to the Company under Section 6.4 or in connection with any Prior Plan Award so that such shares are returned to the Company shall again be or shall become, as applicable, available for the grant of an Award under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares may again be or, as applicable, may become eligible to be, optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code. For purposes of this Section 3.1(b), any shares granted under a Prior Plan Award that become available for the grant of an Award under the Plan shall be designated as Common Stock.

(c) To the extent permitted by Applicable Law, Substitute Awards shall not reduce the Shares authorized for grant under the Plan.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

ARTICLE 4
GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.5 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

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4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder's Termination of Service, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Non-Employee Director Awards. The Administrator, in its discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the "Non-Employee Director Equity Compensation Policy"), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its discretion. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the maximum aggregate grant date fair value of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any calendar year shall be $1,000,000.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5
OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) unless otherwise determined by the Administrator. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price

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shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.3 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary or any other criteria selected by the Administrator, including Performance Goals or Performance Criteria. At any time after the grant of an Option, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement evidencing the grant of an Option or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder's Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.4 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

(c) In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

5.5 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless otherwise determined by the Administrator and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

5.6 Option Term. The term of each Option (the "Option Term") shall be set by the Administrator in its discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 5.6, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested

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Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 12.1, any other term or condition of such Option relating to such a Termination of Service.

5.7 Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or Section 10.1(c) and the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 5.7 shall not apply to an Option if the Holder of such Option incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 5.7.

5.8 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 6
RESTRICTED STOCK

6.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

6.2 Rights as Stockholders. Subject to Section 6.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 6.3.

6.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder's duration of employment, directorship or consultancy with the Company, Performance Goals, Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the

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restrictions imposed by the terms of the applicable Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (a) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement.

6.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

6.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 7
RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

7.2 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

7.3 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder's duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

7.4 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise set forth in an applicable Award Agreement, the maturity date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to

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Section 10.4, transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

7.5 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 8
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

8.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator.

8.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Goals or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 9
STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock

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Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Unless otherwise determined by the Administrator, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

9.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator, and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, Performance Criteria, Performance Goals or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in an Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right, the portion of a Stock Appreciation Right which is unexercisable at a Holder's Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

9.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

(c) In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

9.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the "Stock Appreciation Right Term") shall be set by the Administrator in its discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation

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Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 9.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 14.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

9.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 9 shall be in cash, Shares (based on Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

9.6 Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 9.6 shall not apply to a Stock Appreciation Right if the Holder of such Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 9.6.

ARTICLE 10
ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) any other form of legal consideration acceptable to the Administrator in its discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless otherwise determined by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate

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amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and (iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the Award Agreement, be exercised by the Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder's spouse or domestic partner, as applicable, as the Holder's beneficiary with respect to more than 50% of the Holder's interest in the Award shall not be effective without the prior written or electronic consent of the Holder's spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder's death.

10.4 Conditions to Issuance of Shares.

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(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable pursuant to any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for "cause" (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Repricing. Subject to Section 12.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Option or Stock Appreciation Right to reduce its price per share or cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.

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ARTICLE 11
ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule and an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms "Administrator" and "Committee" as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the discretion of the Committee.

11.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to the Company's Bylaws, the Committee's Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to Eligible Individuals;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

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(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Goals or Performance Criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects.

11.5 Decisions Binding. The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12
MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2, increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair

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any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the date the Plan is first adopted by the Board (the "Expiration Date"). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 12.2, the Administrator shall equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 12.2(a) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company; provided that whether an adjustment is equitable shall be determined in the discretion of the Administrator.

(b) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.5; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan.

(c) In the event of any transaction or event described in Section 12.2(b) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its discretion, having an aggregate

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value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested;

(iii) To make adjustments in the number and type of shares of the Company's stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(d) The Administrator, in its discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e) No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to the Award.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan.

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12.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) except as otherwise provided in the penultimate sentence of Section 3.1(a), to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code (including Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and thereby avoid the application of any penalty taxes under such Section.

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12.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

12.12 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

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ANNEX B
AMENDMENT NO. 1
TO THE
WAYFAIR INC.
2014 INCENTIVE AWARD PLAN
WHEREAS, Wayfair Inc. (the “Company”) maintains the Wayfair Inc. 2014 Incentive Award Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;
WHEREAS, the Board believes that the number of Shares (as defined in the Plan) remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs under the Plan;
WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Plan, subject to stockholder approval, to increase the aggregate number of Shares available for issuance under the Plan by 5,000,000 shares;
WHEREAS, Section 12.1 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein; and
WHEREAS, this Amendment will become effective upon approval by the Company’s stockholders at the Company’s 2022 Special Meeting of Stockholders and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.
NOW, THEREFORE:
1.Section 3.1(a) of the Plan is hereby deleted it in its entirety and replaced with the following:
a.“Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of: (i) 13,603,066 Shares, (ii) any Class B common stock of the Company which as of the Effective Date are subject to awards granted under the Prior Plan which are forfeited, lapse unexercised or are settled in cash and which following the Effective Date are not issued under the Prior Plan; and (iii) an annual increase on the first day of each calendar year beginning January 1, 2016 and ending on and including January 1, 2024, equal to the lesser of (A) 2,500,000 Shares, (B) 2% of the aggregate number of Shares of common stock and Class B common stock of the Company outstanding on the final day of the immediately preceding calendar year and (C) such smaller number of Shares as determined by the Board; provided, however, no more than 8,603,066 Shares may be issued upon the exercise of Incentive Stock Options. From and after the Effective Date, no awards shall be granted under the Prior Plan. Any award outstanding under the Prior Plan as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.”
2.Effective Date of the Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.
3.Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.
IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been adopted by the Board of Directors of the Company this 16th day of August 2022, subject to approval by the Company’s stockholders at the Company’s 2022 Special Meeting of Stockholders.

WAYFAIR INC.
4 COPLEY PLACE
BOSTON, MA 02116

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D90225-TBD

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WAYFAIR INC.

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. The approval of Amendment No. 1 to the Company's 2014 Incentive Award Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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D90226-TBD

WAYFAIR INC.
Special Meeting of Stockholders
OCTOBER 13, 2022, 9:00 AM
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder hereby appoints Niraj Shah, Michael Fleisher, Enrique Colbert and Andrew Oliver, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Wayfair Inc. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, Eastern Time, on October 13, 2022 and any adjournment or postponement thereof. All previous proxies are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side